INDUSTRIAL/PARK LEASE



1.1  BASIC LEASE TERMS

     a.   DATE OF LEASE EXECUTION:        October 27, 1997

     b.   TENANT:                         Percon, Inc.

          Address (Leased Premises):      1720 Willow Creek Circle
                                          Eugene, OR 97402

          Address (For Notices):          1720 Willow Creek Circle
                                          Eugene, OR 97402

     c.   LANDLORD:                       WCP, LLC
          Address (For Notices):          860 West Park Street, Suite # 1
                                          Eugene, OR 97401

     d.   TENANT'S USE OF PREMISES: Office & Assembly Engineering

     e.   PREMISES AREA:                  Approximately 14,450 square feet

     f.   BUILDING AREA:                  Approximately 21,600 square feet

     g.   AGREED UPON PREMISES PERCENT OF BUILDING:   66.90 %

     h.   TERM OF LEASE:  9 Months.       Commencement date:  January 1, 1998.
                                          Termination date:   September 30, 1998

     i.   BASE MONTHLY RENT:

                            Term                           Base Monthly Rent
                            ----                           -----------------
          January 1, 1998 through June 30, 1998               $15,173.00
          July 1, 1998 through September 30, 1998             $16,618.00

     j.   ADDITIONAL RENT:

                                          Additional rent as defined in
                                          Paragraph 4.1B and 4.2.


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2.1  EXTENSION OPTION
          Tenant shall have one option to extend the Termination Date for a consecutive period of three (3) months to December 31, 1998. This option may be exercised by Tenant giving Landlord written notice of Tenant's intent of exercise at least ninety (90) days prior to the Termination Date. Tenant may exercise this Extension Option only if Tenant is not in default of this Lease at the time of exercise. The Base Monthly Rent for the Premises during the Extension Option Period shall be $16,618.00. With the exception of Base Monthly Rent, the extended term shall be upon the same provisions, terms and conditions as contained in the original Lease term.

3.1  DELETED

4.1  RENT
          A. Base Monthly Rent. Tenant shall pay to Landlord Base Monthly Rent in the initial amount in Section 1.1 which shall be payable monthly in advance on the first day of each and every calendar month ("Base Monthly Rent").
          B. Additional Rent. Tenant shall pay the Base Monthly Rent for the Premises and any Additional Rent provided herein without deduction or offset whatsoever. Additional Rent means amounts determined under Paragraphs 4.1, and 4.2 of this Lease and any other sums payable by Tenant to Landlord under this Lease. "Rent" or "Rents" shall mean Base Monthly Rent and Additional Rent. All Rent shall be paid by Tenant to Landlord monthly in advance on the first day of every calendar month, at the address shown in
               Section 1.1, or such other place as Landlord may designate in writing from time to time. All rent shall be paid in lawful currency of the United States of America. All rent due for any partial month shall be prorated at the rate of 1/30th of the total monthly rent per day. In the event any payment due from Tenant to Landlord is not received by Landlord within ten days from the due date thereof, Tenant shall pay to Landlord a late charge equal to five (5) percent of the amount of the payment coming due, but in no event shall such late charge exceed any maximum charge now or hereafter established by law. In addition, if any payment coming due from Tenant to Landlord is not received by Landlord promptly when due, the same shall bear interest at the prime rate of Key Bank of Oregon, or its successor, plus 2%, on a fully floating basis (herein the "Default Rate"), but in no event exceeding the maximum rate then allowed by law, from the date first due until the date paid in full. Landlord's right to collect any late charge or interest shall be in addition to any other rights or remedies available to Landlord hereunder or at law or in equity. Any payments of any kind returned for insufficient funds will be subject to an additional handling charge of $25.00, and thereafter,


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               Landlord may require Tenant to pay all future payments of rent or other sums due by money order or cashier's check.

4.2  ADDITIONAL RENT
          The purpose of this Section is to ensure that Tenant bear all Expenses related to the Premises, and its proportionate share as set in Paragraph 1.1g, of all Expenses that are reasonably related to the use, maintenance, repair or replacement, and insurance of the Building, with the exception of expenses stated in Paragraph 12.1A. Accordingly, beginning on the commencement date, Tenant shall commence the payment of Expenses as Additional Rent.
          The term "Expenses" shall mean all costs and expenses reasonably incurred by Landlord with respect to the use, operation, maintenance, repair or replacement, and insurance of the Premises and the Building, including, without limitation, the following costs (a.) through (e.).

          a. All supplies, materials, labor, equipment, services, and all utilities used in or related to the operation and maintenance of the Premises and the Building.

          b. All management, janitorial, insurance, and service agreement costs related to the Premises and the Building.

          c. All maintenance, replacement and repair costs relating to the areas within the Premises and the Building, including, without limitation, air conditioning systems, repairing roofs, sidewalks, landscaping, service areas, driveways, parking areas (including resurfacing and restriping parking areas), walkways, building exteriors (including painting), signs and directories of the Premises and the Building provided, however, that any such cost which is characterized as a capital expenditure under generally accepted accounting principles shall be amortized over the useful life of such improvement, repair or replacement.

          d. All Real Property Taxes, which shall mean and include all taxes, assessments (general and special) and other impositions or charges which may be taxed, charged, levied, assessed or imposed upon all or any portion of or in relation to the Premises, the Building, or any portion thereof, any leasehold estate in the Premises or measured by rent from the Premises, including any increase caused by the transfer, sale or encumbrance of the Building or any portion thereof.


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                  e.       Landlord or Landlord's agent shall notify Tenant and
                           will furnish Tenant with copies of services together with a statement of Tenant's proportionate share thereof as described in Paragraph 1.1g Basic Lease Terms of this Lease.

5.1  DELETED
6.1  DELETED

7.1  USE OF PREMISES AND BUILDING FACILITIES
          Tenant shall use the Premises solely for the purposes set forth in
          Section 1.1 and for no other purpose without obtaining the prior written consent of Landlord. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or with respect to the suitability of the Premises or the Building for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises or the Building, except as provided in writing in this Lease. Tenant acknowledges that Landlord may from time to time, without consultation and consent from Tenant, make such modifications, alterations, deletions or improvements to the Building as Landlord may deem necessary. Tenant shall promptly and at all times comply with all applicable federal, state and local statutes, laws, ordinances, orders and regulations affecting the Premises, and the Building(herein "Laws"), as well as all master plans, restrictive covenants, and also any reasonable rules and regulations that Landlord may adopt from time to time. Tenant will not perform any act or carry on any practices that may injure the Premises or the Building; that may be a nuisance or menace to other tenants in the Building; or that shall in any way interfere with the quiet enjoyment of such other tenants. Tenant shall not use the Premises for sleeping, washing clothes, cooking or the preparation, manufacture or mixing of anything that might emit any objectionable odors, noises, vibrations or lights onto such other tenants. If sound insulation is required to muffle noise produced by Tenant on the Premises, Tenant at its own cost shall provide all necessary insulation. Tenant shall not do anything on the Premises which will overload any existing parking or service to the Premises. Pets and/or animals of any type shall not be kept on the Premises.

8.1  SIGNAGE
          All signage shall comply with rules and regulations set forth by Landlord and may be modified from time to time. Tenant shall place no window covering (e.g., shades, blinds, curtains, drapes, screens, or tinting materials), stickers, signs, lettering, banners or advertising or display material on or near exterior windows or doors if such materials are visible from the exterior of the Premises, without Landlord's prior written consent. Similarly, Tenant may not install any alarm boxes, foil protection tape or other security equipment on the Premises without


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          Landlord's prior written consent. Any material violating this provision may be destroyed by Landlord without compensation to Tenant.

9.1  PERSONAL PROPERTY TAXES
          Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operations as well as upon all trade fixtures, leasehold improvements, merchandise and other personal property in or about the Premises.

10.1 PARKING
          Landlord grants to Tenant and Tenant's customers, suppliers, employees and invitees, an exclusive license to use the designated parking areas of the Building for the use of motor vehicles during the term of this Lease. Tenant shall be entitled to a pro-rata share of parking spaces, based on Tenant's rentable square footage. Landlord reserves the right at any time, to make reasonable rules and regulations relating to the use of such parking areas, including reasonable restrictions on parking by tenants and employees, to designate specific spaces for the use of any tenant and to make changes in the parking layout from time to time.

11.1 UTILITIES
          Tenant shall pay for its proportionate share as set in paragraphs 1.1g of all water, stormwater charges, gas, heat, light, power, sewer, electricity, telephone or other service metered, chargeable or provided to the Premises and the Building. Landlord reserves the right to pay the costs of such utilities and to treat the same as an "Expense" (subject to a right of Landlord to elect to require Tenant to pay its actual portion of such Expense in lieu of its percentage share).

12.1 MAINTENANCE
          A. To maintain in good condition, Landlord shall repair or replace the structural parts of the Premises, which are defined as the foundations, bearing and exterior walls (excluding glass), at Landlord's expense.
          B. To maintain in good condition, Landlord shall repair or replace, the unexposed electrical, plumbing and sewerage systems, including without limitation, those portions of the systems lying outside the Premises, exterior doors (excluding glass), window frames, gutters and downspouts on the Building and the heating, ventilating and air conditioning system servicing the Premises; provided, however, the cost of all such maintenance shall be considered "Expenses" for purposes of Section 4.2. Except as provided above, Tenant shall maintain the Premises in good condition, including, without limitation, maintaining and repairing all walls, floors, ceilings, interior doors, exterior and interior windows and fixtures as well as damage caused by Tenant, its agents, employees or


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               invitees. Upon expiration or termination of this Lease, subject to other terms and conditions herein, Tenant shall surrender the Premises to Landlord in the same condition as existed at the commencement of the term, except for reasonable wear and tear or damage caused by fire or other casualty for which Landlord has received all funds necessary for restoration of the Premises from insurance proceeds. Nothing herein shall excuse Tenant from financial responsibility for property damage caused by Tenant or Tenant's agents.

13.1 ALTERATIONS
          (1) Tenant shall not make any alterations to the Premises that can be seen from the exterior of the Premises, to any utility system within the Premises or to any structural element of the Premises without Landlord's prior written consent in each instance. If Landlord gives its consent to such alterations, Landlord may post notices in accordance with the laws of the state in which the Premises are located. Any alterations made shall remain on and be surrendered with the Premises upon expiration or termination of this lease, except that Landlord may, within thirty (30) days before or thirty (30) days after the expiration or termination of this Lease or the termination of Tenant's right of possession, elect to require Tenant to remove any alterations which Tenant may have made to the Premises. If Landlord so elects, at its own cost Tenant shall restore the Premises to the condition designated by Landlord in its election, before the last day of the term or within thirty (30) days after notice of its election is given, whichever is later.

          (2) Any request for Landlord's consent to alterations shall be made at least ten (10) days before any work may be commenced and shall be accompanied by (i) detailed and costed plans and specifications for all alterations, and (ii) Tenant's written agreement to provide, upon completion of work, a complete set of as-built plans and specifications. Landlord may withhold consent, in its reasonable discretion and may issue such consent subject to conditions. All alterations shall be constructed only after obtaining Landlord's prior written consent and only in conformity with all covenants, conditions and restrictions of record or any applicable Laws. The issuance of Landlord's consent shall not be a waiver of Tenant's obligation to comply with all Laws, nor Landlord's opinion that such alterations are in compliance with all Laws.

          (3) Should Landlord consent in writing to Tenant's alteration of the Premises, Tenant shall contract with a licensed, bonded and insured contractor. Tenant shall secure all appropriate governmental approvals and permits,


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               and shall complete such alterations with due diligence in
               compliance with the plans and specifications approved by Landlord. All such construction shall be performed in a manner which will not interfere with the quiet enjoyment of other tenants of the Building.

          (4) Tenant shall pay all costs for construction of alterations and shall keep the Premises and the Building free and clear of all liens which may result from work by third parties authorized by Tenant. If any such lien is filed, the same shall be an event of default hereunder if Tenant fails to remove such lien within ten
               (10) days of the filing thereof, or engage in other remedial actions to prevent any harm to Landlord.

14.1  INDEMNIFICATION OF LANDLORD
          Subject to the provisions of Section 15.1, Tenant shall indemnify Landlord and save Landlord harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury or damage to property arising out of the occupancy or use by Tenant of the Leased Premises, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees or invitees. Subject to the provisions of
          Section 15.1, Landlord shall indemnify Tenant and save Tenant harmless from and against any and all claims, actions, damages, liability and expense arising out of Landlord's willful misconduct or gross negligence.

15.1  WAIVER OF SUBROGATION
          Neither Landlord or Tenant shall be liable to the other or to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to any building, structure, or other tangible property, or any resulting loss of income or extra expense, even though such loss or damage might have been caused by the negligence of such party, its officers, directors, employees or agents if any such loss or damage is covered by insurance benefiting the party suffering such loss or damage or was required to be covered by insurance pursuant to this lease.

15.2  TENANT'S LIABILITY INSURANCE
          Tenant shall, at its own expense, purchase and maintain a General Liability policy during the term of this lease and any renewal thereof. The insuring agreement shall provide limits of not less than $1,000,000 per occurrence for bodily injury, personal injury and property damage, with an annual aggregate of not less than $2,000,000.

          This policy shall name the Landlord as Additional Insured. A Certificate of Insurance and a copy of the Endorsement issued by the insurance carrier for each


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          policy of insurance required by this Section 15.2 shall be delivered to Landlord at the Commencement Date and within ten days prior to the expiration of the term of each policy. Each certificate and policy of insurance required by this Section 15.2 shall expressly evidence insurance coverage as required by this Lease and shall contain an endorsement or provision requiring at least thirty (30) days written notice to Landlord prior to the expiration, cancellation, or reduction in the amount of coverage of the policy.

15.3  TENANT'S PROPERTY INSURANCE
          Landlord shall not be liable to Tenant for any damage to personal property of Tenant on the leased premises, and Tenant shall maintain insurance on such personal property at a value equal to replacement costs.

16.1 DESTRUCTION
          If during the term, the Premises and the Building, is more than twenty-five percent (25%) destroyed (based upon replacement cost) from any cause, or rendered inaccessible or unusable from any cause, Landlord may, in its sole discretion, terminate this Lease by delivery of notice to Tenant within thirty (30) days of such event without compensation to Tenant. If Landlord does not elect to terminate this Lease, and if, in Landlord's estimation, the Premises cannot be restored within one hundred and eighty (180) days following such destruction, the Landlord shall notify Tenant and Tenant may terminate this Lease by delivery of notice to Landlord within thirty (30) days of receipt of Landlord's notice. If Landlord does not terminate this Lease and if in Landlord's estimation the Premises can be restored within one hundred and eighty (180) days, then Landlord shall commence to restore the Premises in compliance with then existing laws and shall complete such restoration with due diligence. In such event, this Lease shall remain in full force and effect, but there shall be an abatement of Base Monthly Rent and Additional Rent between the date of destruction and the date of completion of restoration, based on the extent to which destruction interferes with Tenant's use of the Premises; provided, there shall be no abatement if such damage is the result of Tenant's negligence or wrongdoing. Landlord shall use its discretion and best efforts to minimize inconvenience to Tenant arising from restoration activities. Tenant shall not be entitled to any damages or compensation for loss of use or any inconvenience occasioned by damage or any repair or restoration.

17.1 CONDEMNATION
          (1) Definitions. The following definitions shall apply. (1) "Condemnation" means (a) the exercise of any governmental power of eminent domain, whether by legal proceedings or otherwise by condemnor and (b) the voluntary sale or transfer by Landlord to any condemnor either under


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               threat of condemnation or while legal proceedings for
               condemnation are proceeding; (2) "Date of Taking" means the date the condemnor has the right to possession of the property being condemned; (3) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial condemnation; and (4) "Condemnor" means any public or quasi-public authority, or private corporation or individual, having a power of condemnation.

          (2) Obligations to Be Governed by Lease. If during the term of the Lease there is any taking of all or any part of the Premises or the Building, the rights and obligations of the parties shall be determined pursuant to this Lease.

          (3) Total or Partial Taking. If the Premises are totally taken by condemnation, this Lease shall terminate on the Date of Taking. If any portion of the Premises is taken by Condemnation, this Lease shall terminate as to the part so taken as of the Date of Taking, but shall in all other respects remain in effect, except that Tenant can elect to terminate this Lease if the remaining portion of the Premises is rendered unsuitable for Tenant's continued use of the Premises. If Tenant elects to terminate this Lease, Tenant must exercise its right to terminate by giving notice to Landlord within thirty (30) days after the nature and extent of the Condemnation have been finally determined. If Tenant elects to terminate this Lease, Tenant shall also notify Landlord of the date of termination, which date shall not be earlier than thirty (30) days nor later than ninety (90) days after Tenant has notified Landlord of its election to terminate; except that this Lease shall terminate on the Date of Taking if the Date of Taking falls on a date before the date of termination as designated by Tenant. If any portion of the Premises is taken by condemnation and this Lease remains in full force and effect, on the Date of Taking the Base Monthly Rent shall be reduced by an amount in the same ration as the total number of square feet in the Premises taken bears to the total number of square feet in the Premises immediately before the Date of Taking.

          (4) Landlord's Election. Notwithstanding anything herein to the contrary, if the Building or any portion thereof is taken by Condemnation and the portion taken does not, in Landlord's reasonable judgment, feasibly permit the continuation of the operation of the Building by Landlord, then Landlord shall have the right to terminate this Lease by written notice given within thirty (30) days following the Date of Taking.


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          (5)  Award. Tenant shall have no right or claim to all or any portion of the Award; provided this shall not limit Tenant's right to seek and to receive compensation for relocation expenses or the value of its personal property taken, so long as receipt of such compensation does not decrease the Award otherwise payable to Landlord.

18.1 ASSIGNMENT OR SUBLEASE
          Tenant shall not assign or sublet its interest in this Lease in whole or in part without Landlords written consent; provided, however, that the prohibition against assignment shall not include any assignment of all of Tenant's interest hereunder to a related Company and / or that Tenant's interest hereunder that results from a merger or consolidation of Tenant with another entity. The consent by Landlord to any assignment shall not constitute a waiver of the necessity for such consent to any subsequent assignment. Notwithstanding any assignment, Tenant shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants or conditions of this Lease. Landlord shall not unreasonably withhold its consent to any assignment provided that the proposed tenant is compatible with Landlord's normal standards for the Building, as determined by Landlord in good faith. If Tenant proposes an assignment to which Landlord wishes to consent under this paragraph, Landlord shall have the option of terminating this Lease and dealing directly with the proposed assignee. Tenant shall pay any costs incurred by Landlord in connection with the request for assignment, including reasonable attorney's fees. Tenant shall require any proposed assignee to provide financial information and other documents as reasonably requested by Landlord.

19.1 DEFAULT
          The occurrence of any of the following shall constitute a default by
          Tenant: (a) Tenant fails to pay any payment coming due hereunder from Tenant to Landlord and such failure is not cured within ten (10) days after its due date; or (b) Tenant shall violate or fail to perform any other covenant, condition or provision of this Lease within ten (10) days after written notice thereof is given to Tenant by Landlord; provided, however, that if the nature of Tenant's obligation is such that more than ten (10) days are required for performance, then Tenant shall not be in breach if Tenant commences performance within ten (10) days after such notice and thereafter diligently prosecutes the cure to completion.

20.1 LANDLORD'S REMEDIES
          (1) Landlord shall have the following remedies if Tenant is in material default. These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law. Landlord may terminate this Lease and/or Tenant's right to possession of the Premises at


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               any time. No act by Landlord other than giving notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of this Lease. Upon termination of this Lease or of Tenant's right to possession, Landlord has the right to recover from Tenant: (A) The worth of the unpaid rent that had been earned at the time of such termination; and (B) The worth of the amount of the unpaid rent that would have been earned after the date of such termination; and (C) Any other amount, including court, attorney and collection costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. "The Worth," as used for Item 20.1(1)(A) in this Paragraph is to be computed by allowing interest at the Default Rate. "The Worth" as used for Item 20.1(1)(B) in this Paragraph is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of termination of Tenant's right of possession.

          (2) All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money owed to any party other than Landlord, for which it is liable hereunder, or if Tenant shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, without waiving such default or any other right or remedy, shall not be obligated to make any such payment or perform any such other act to be made or performed by Tenant. All sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the Default Rate as set in Paragraph 4.1B from the date of expenditure by Landlord, shall be payable to Landlord on demand.

21.1 ENTRY ON PREMISES
          Landlord and its authorized representatives shall have the right to enter the Premises at all reasonable times with prior notice to Tenant for any of the following purposes: (a) To determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease; (b) To do any necessary maintenance and to make any restoration to the Premises or the Building that Landlord has the right or obligation to perform; (c) To post "for sale" signs at any time during the term, to post "for rent" or "for lease" signs during the last ninety (90) days of the term, or during any period while Tenant is in default; (d) To show the Premises to prospective brokers, agents, buyers, tenants or persons interested in leasing or purchasing the Premises, at any time


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          during the term; or (e) To repair, maintain or improve the Premises and to erect scaffolding and protective barricades around and about the Premises but not so as to prevent entry to the Premises and to do any other act or thing necessary for the safety or preservation of the Premises or the Building. Landlord shall not be liable in any manner for any inconvenience, disturbance, or loss of business, arising out of Landlord's entry onto the Premises as provided in this Section. Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights reserved in this Section. Landlord shall conduct its activities on the Premises as provided herein in a manner that will cause the least inconvenience, annoyance or disturbance to Tenant. For each of these purposes, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. Tenant shall not alter any lock or install a new or additional lock or bolt on any door of the Premises without prior written consent of the Landlord. If Landlord gives its consent, Tenant shall furnish Landlord with a key for any such lock.

21.2  QUIET ENJOYMENT
          Landlord warrants that so long as Tenant complies with all terms of this lease it shall be entitled to peaceable and undisturbed possession of the Premises free from any eviction or disturbance by Landlord. Neither Landlord nor it's managing agent shall have any liability to Tenant for loss or damages arising out of the acts of other tenants of the Building or third parties, nor any liability for any reason which exceeds the value of its interest in the Building.

22.1 SUBORDINATION
          Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee or any beneficiary of a Deed of Trust with a lien on the Building or any ground lessor with respect to the Building, this Lease shall be subject and subordinate at all times to (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or Deed of Trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord any additional documents evidencing the priority or subordination of the Lease with respect to any such ground lease or the lien of any such mortgage or Deed of Trust. Tenant hereby


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          irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such document in the name and on behalf of Tenant.

          Tenant, within ten days from notice from Landlord, shall execute and deliver to Landlord, in recordable form, certificates stating that this Lease is not in default, is unmodified and in full force and effect, or in full force and effect as modified, and stating the modifications. This certificate should also state the amount of current monthly rent, the dates to which rent has been paid in advance, the amount of any security deposit and prepaid rent, and such other matters as Landlord may request. Failure to deliver this certificate to Landlord within ten days shall be conclusive upon Tenant that this Lease is in full force and effect and has not been modified except as may be represented by Landlord. In addition, in connection with any sale or financing involving the Premises, Tenant shall deliver to Landlord, within twenty (20) days of request by Landlord, a current financial statement of Tenant and of each guarantor.

23.1 NOTICE
          Any notice, demand, request, consent, approval or communication desired by either party or required to be given, shall be in writing and either served personally or sent by prepaid certified first class mail, addressed as set forth in Section 1.1. Either party may change its address by notification to the other party. Notice shall be deemed to be communicated 48 hours from the time of such mailing, or upon the time of service as provided in this Section.

24.1 WAIVER
          No delay or omission in the exercise of any right or remedy by Landlord or Tenant shall impair such right or remedy or be construed as a waiver. No act or conduct of Landlord, including without limitation, acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish termination of the Lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease.

25.1 SURRENDER OF PREMISES; HOLDING OVER
          Upon expiration of the term or the termination of this Lease or of Tenant's right of possession, Tenant shall surrender to Landlord the Premises, all tenant improvements, and alterations (except alterations which Tenant has the right or


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          obligation to remove) in good condition, except for ordinary wear and tear. Tenant shall remove all personal property including, without limitation, all wallpaper, paneling and other decorative improvements or fixtures and shall perform all restoration made necessary by the removal of any alterations or Tenant's personal property before the expiration of the term, including for example, restoring all wall surfaces to their condition prior to the commencement of this Lease. Landlord can elect to retain or dispose of in any manner Tenant's personal property not removed from the Premises by Tenant prior to the expiration of the term. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of Tenant's personal property. Tenant shall be liable to Landlord for Landlord's costs for storage, removal or disposal of Tenant's personal property. If Tenant fails to surrender the Premises upon the expiration of the term, or upon the termination of this Lease or of Tenant's right of possession, Tenant shall defend, indemnify and hold Landlord harmless from all resulting loss or liability.

          If Tenant, with Landlord's consent, remains in possession of the Premises after expiration of this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on written 30-day notice at any time, by either party. All provisions of this Lease, except those pertaining to term and rent, shall apply to the month-to-month tenancy. Tenant shall pay Base Monthly Rent in the amount of $19,508.00 plus 100% of said last month's estimate of Tenant's share of Expenses pursuant to Section 4.2.

27.1 MISCELLANEOUS PROVISIONS
          (1) Time of Essence. Time is of the essence of each provision of this Lease.

          (2) Successor. This Lease shall be binding on and inure to the benefit of the parties and their successors, except as provided in Section 18.1 herein.

          (3) Landlord's Consent. Any consent required by Landlord under this Lease must be granted in writing. No such consent shall be unreasonably withheld, but any consent may be issued subject to reasonable conditions.

          (4) Commissions. Each party represents that it has not had dealing with any real estate broker, finder or other person with respect to this Lease in any manner.

          (5) Other Charges. If Landlord becomes a party to any litigation concerning this Lease, the Premises or the Building, by reason of any act or omission of Tenant or any agent, guest or invitee of Tenant, Tenant shall be liable to


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               Landlord for all attorneys fees and costs incurred by Landlord in connection with such litigation, including any appeal or review.

               In the event of litigation between Tenant and Landlord and/or any other Protected Party, the prevailing party shall be entitled to recover from the losing party all costs and attorneys fees incurred both at and in preparation for trial and any appeal or review. If Landlord employs a collection agency to recover delinquent charges, Tenant agrees to pay all collection agency and attorneys' fees charged to Landlord in addition to rent, late charges, interest and other sums payable under this Lease. Tenant shall pay a charge of $75.00 to Landlord for preparation of a demand for delinquent rent.

          (6) Landlord's Successors. In the event of a sale or conveyance by Landlord of the Premises, Building or a portion thereof, or of Landlord's interest in the foregoing, the same shall operate to release Landlord from any liability under this Lease, and in such event Landlord's successor in interest shall be solely responsible for all obligations of Landlord under this Lease.

          (7) Interpretation. This Lease shall be construed and interpreted in accordance with the laws of the state in which the Premises are located. This Lease constitutes the entire agreement between the parties with respect to the Premises and the Building, except for such guarantees or modifications as may be executed in writing by the parties from time to time. When required by the context of this Lease, the singular shall include the plural, and the masculine shall include the feminine and/or neuter. "Party" shall mean Landlord or Tenant. If more than one person or entity constitutes Tenant, the obligations imposed upon Tenant shall be joint and several. The enforceability, invalidity or illegality of any provision shall not render the other provisions unenforceable, invalid or illegal.

          (8) Third Parties. There are no third parties benefited hereby, this Lease being intended solely for the benefit of Landlord and Tenant. Notwithstanding the foregoing, the beneficiary under a trust deed, or a mortgagee, holding a security interest in the Premises shall be a third party beneficiary of the Tenant's obligations set forth in Section 31.1 hereof and shall have the right to enforce such provisions.

          (9) Survival. All provisions of this Lease which contemplate performance after the expiration or termination hereof or the termination of Tenant's right to possession hereunder, shall survive any expiration or termination.


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28.1 EMISSIONS
               Tenant shall not:
          a. Discharge, emit or permit to be discharged or emitted, any liquid, solid or gaseous matter, or any combination thereof, into the atmosphere, the ground or any body of water, which matter, as reasonably determined by Lessor or any governmental entity, does, or may, pollute or contaminate the same, or is, or may become, radioactive or does, or may adversely affect the (1) health or safety of persons, wherever located, whether on the Premises or anywhere else, (2) condition, use or enjoyment of the Premises or any other real or personal property, whether on the Premises or anywhere else, or (3) Premises or any of the improvements thereto or thereon including buildings, foundations, pipes, utility lines, landscaping or parking areas;

          b. Produce, or permit to be produced, any intense glare, light or heat except within an enclosed or screened area and then only in such manner that the glare, light or heat shall not be discernible from outside the Premises;

          c. Create, or permit to be created, any sound pressure level which will interfere with the quiet enjoyment of any real property outside the Premises; or which will create a nuisance or violate any Law, rule, regulation or requirement;

          d. Create, or permit to be created, any ground vibration that is discernible outside the Premises:

          e. Transmit, receive or permit to be transmitted or received, any electromagnetic, microwave or other radiation which is harmful or hazardous to any person or property in, on or about the Premises, or anywhere else.

28.2 STORAGE AND USE
          (1) Storage. Subject to the uses permitted and prohibited to Tenant under this lease, Tenant shall store in appropriate leak proof containers all solid, liquid, or gaseous matter, or any combination thereof, which matter, if discharged or emitted into the atmosphere, the ground or any body of water, does or may (1) pollute or contaminate the same, or (2) adversely affect the (i) health or safety of persons, whether on the Premises or anywhere else, (ii) condition, use or enjoyment of the Premises or any real or personal property, whether on the Premises or anywhere else, or (iii) Premises or any of the improvements thereto or thereon.


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          (2)  Use. In addition, without Landlord's prior written consent,
               Tenant shall not use, store or permit to remain on the Premises any solid, liquid or gaseous matter which is, or may become, radioactive. If Landlord does give its consent, Tenant shall store the materials in such a manner that no radioactivity will be detectable outside a designated storage area and Tenant shall use the materials in such a manner that (1) no real or personal property outside the designated storage area shall become contaminated thereby or (2) there are and shall be no adverse effects on the (i) health or safety of persons, whether on the Premises or anywhere else, (ii) condition, use or enjoyment of the Premises or any real or personal property thereon or therein, or (iii) Premises or any of the improvements thereto or thereon.

28.3 DISPOSAL OF WASTE
          (1) Refuse Disposal. Tenant shall not keep any trash, garbage, waste or other refuse on the Premises except in sanitary containers and shall regularly and frequently remove same from the Premises. Tenant shall keep all incinerators, containers or other equipment used for the storage or disposal of such materials in a clean and sanitary condition.

          (2) Sewage Disposal. Tenant shall properly dispose of all sanitary sewage and shall not use the sewage system (1) for the disposal of anything except sanitary sewage or (2) in excess of the lesser of the amount (a) reasonably contemplated by the uses permitted under this Lease or (b) permitted by any governmental entity. Tenant shall keep the sewage disposal system free of all obstructions and in good operating condition.

          (3) Disposal of Other Waste. Tenant shall properly dispose of all other waste or other matter delivered to, stored upon, located upon or within, used on, or removed from, the premises in such a manner that it does not, and will not, adversely affect the (1) health or safety of persons, wherever located, whether on the Premises or elsewhere, (2) condition, use or enjoyment of the Premises or any other real or personal property, wherever located, whether on the Premises or anywhere else, or (3) Premises or any of the improvements thereto or thereon including buildings, foundations, pipes, utility lines, landscaping or parking.

29.1 COMPLIANCE WITH LAW
          Notwithstanding any other provision in the Lease to the contrary, Tenant shall comply with all Laws in complying with its obligations under this Lease, and in


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          particular, Laws relating to the storage, use and disposal of hazardous or toxic matter.

29.2 APPLICABLE LAW
          The application law for the purpose of interpretation of this lease, or the enforcement of any rights or obligations hereunder, shall be the laws of the United States Federal Government, Oregon State, County of Lane, and the City of Eugene.

31.1 ADDITIONAL PROVISIONS
          The following covenants and agreements shall in no way diminish or limit the foregoing provisions of this Section. No use may be made of, on or from the Premises relating to the handling, storage, disposal, transportation, or discharge of Hazardous Substances (as defined below). All of such use which does occur shall be in strict conformance with all Laws. Tenant shall give prior written notice to Landlord of any use, whether incidental or otherwise, of Hazardous Substances on the Premises, or of any notice of any violation of any Law with respect to such use. Landlord and any ground lessor or master lessor of the Premises and/or the Building shall have the right to request and to receive information with respect to use of Hazardous Substances on the Premises in writing.

          In addition to the indemnity obligations contained elsewhere herein, Tenant shall indemnify, defend and hold harmless Landlord, the other Protected Parties, the Premises, the Building, and the beneficiary under a trust deed, or a mortgagee, holding a security interest in the Building, from and against all claims, losses, damages, costs, response costs and expenses, liabilities, and other expenses caused by, arising out of, or in connection with, the generation, release, handling, storage, discharge, transportation, deposit or disposal in, on, under or about the Premises by Tenant or any of Tenant's Agents of the following (collectively referred to as "Hazardous Substances"): hazardous materials, hazardous substances, toxic wastes, toxic substances, pollutants, petroleum products, underground tanks, oils, pollution, asbestos, PCB's, materials, or contaminants, as those terms are commonly used or as defined by federal, state, and/or local law or regulation related to protection of health or the environment, including but not limited to, the Resource Conservation and Recovery Act (RCRA) (42 U.S.C. ss. 6901 et seq.); the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) (42 U.S.C. ss. 9601, et seq.); the Toxic Substances Control Act (15 U.S.C. ss. 2601, et seq.); the Clean Water Act (33 U.S.C. ss. 1251, et seq.); the Clean Air Act (42 U.S.C. ss. 7401 et seq.); and ORS Chapters 453, 465 and 466 as any of the same may be amended from time to time, and/or by any rules and regulations promulgated thereunder. Such damages, costs, liabilities, and expenses shall include such as are claimed by any regulating and/or administering agency, any ground lessor or master lessor of the Building, the


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          holder of any Mortgage or Deed of Trust on the Building, and/or any
          successor of the Landlord named herein. This indemnity shall include
          (a) claims of third parties, including governmental agencies, for damages, fines, penalties, response costs, monitoring costs, injunctive or other relief; (b) the costs, expenses or losses resulting from any injunctive relief, including preliminary or temporary injunctive relief; (c) the expenses, including fees of attorneys and experts, of reporting the existence of Hazardous Substances to an agency of the State of Oregon or of the United States as required by applicable laws and regulations; (d) any and all expenses or obligations, including attorney's and paralegal fees, incurred at, before and after any trial or appeal therefrom or review thereof, or an administrative proceeding or appeal therefrom or review thereof, whether or not taxable as costs, including, without limitation, attorney's fees, paralegal fees, witness fees (expert and otherwise), deposition costs, photocopying and telephone charges and other expenses related to the foregoing. All of which shall be paid by Tenant to Landlord when such expenses are incurred. This indemnity shall survive the expiration or earlier termination of the term of the Lease of the termination of Tenant's right of possession and be fully enforceable thereafter.

32.1 INFORMATION
          Tenant shall provide Landlord with any and all information regarding Hazardous Substances in the Premises, including contemporaneous copies of all filings and reports to governmental entities, and any other information requested by Landlord. In the event of any accident, spill or other incident involving Hazardous Substances, Tenant shall immediately report the same to Landlord and supply Landlord with all information and reports with respect to the same. All information described herein shall be provided to Landlord regardless of any claim by Tenant that it is confidential or privileged.

33.1 CORPORATE AUTHORITY
          If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation and that this Lease is binding upon said corporation in accordance with its terms.


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AGREED AND ACCEPTED:                   DATE: 10/27/97
                                             --------



Landlord:   WCP, LLC                   Tenant:  Percon, Inc.

By:         CAROL MCGEIGAN, AIF         By:     BRAD WEST
            ----------------------              ----------------------
                                                Brad West

Its:        SECRETARY                  Its:     Chief Operating Officer
            ----------------------              ----------------------


EXHIBITS:

     A.   Premises
     B.   Building


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